DYNEX

Sound Strategy. Unique Advantages.

www.dynexcapital.com
(NYSE: DX)

Dynex Capital, Inc. Value Forum InvestFest 2012 February 11, 2012 Exhibit 99.1

2 2
Safe Harbor Statement
NOTE:
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995, including statements about projected future investment strategies and leverage ratios, financial performance, the projected impact of NOL carryforwards, future dividends paid to shareholders, and future investment opportunities and capital raising activities. The words “will,” “believe,”
“expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,” “continue,” and similar expressions also identify forward-looking statements that are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Although these forward-looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, the
Company’s actual results and timing of certain events could differ materially from those projected in or contemplated by these statements. Our forward-looking statements are subject to the following principal risks and uncertainties: our ability to find suitable reinvestment opportunities; changes in economic conditions; changes in interest rates and interest rate spreads, including the repricing of interest-earnings assets and interest-bearing liabilities; our investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance; adverse reactions in financial markets related to the budget deficit or national debt of the United States government; potential or actual default by the United States government on Treasury securities; and potential or actual downgrades to the sovereign credit rating of the
United States or the credit ratings of GSEs; the cost and availability of financing; the cost and availability of new equity capital; changes in our use of leverage; the quality of performance of third-party service providers of our loans and loans underlying our securities;  the level of defaults by borrowers on loans we have securitized; changes in our industry; increased competition; changes in government regulations affecting our business; government initiatives to support the U.S financial system and U.S. housing and real estate markets; GSE reform or other government policies and actions; and an ownership shift under Section
382 of the Internal Revenue Code that impacts the use of our tax NOL carryforward. For additional information, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, the
Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and
September 30, 2011 and other reports filed with and furnished to the Securities and Exchange Commission.

3 3
DX Snapshot
Company Highlights
Internally managed REIT commenced operations in 1988
Significant insider ownership and experienced management team
Diversified investment strategy in residential and commercial mortgage assets
Large NOL carryfoward for unique total return opportunity
Market Highlights (as of 2/7/2012 unless indicated)
NYSE Stock Ticker DX
Shares Outstanding
54,117,772
Quarterly Dividend/Dividend Yield
$0.28/12.3%
Share Price
$9.14
Price to Book (based on BV per share as of 9/30/2011)
1.0x
Market Capitalization
$494.64 million

Dynex at an Inflection Point
•
Consistent Core Investment Strategy Since 2008
– Short duration, high quality, and modest leverage has produced stable returns and increasing dividends
– Opportunistic asset allocation has avoided investment “landmines”
– Diversified asset opportunity
•
Current Investment Opportunity
– Federal Reserve recent ZIRP extension to 2014
– Non-Agency sector attractive with 16-20% low leverage returns
– Agency MBS spreads continue to offer attractive returns given the current macro environment
– Selective securities will help mitigate prepay risk, credit risk, and extension risk
•
Track Record
– Dynex has delivered an annualized total return of 11.5% since 2008, assuming reinvestment of dividends (source: Bloomberg)
– Book value has grown from $8.07 in Q1 2008 to $9.15 at Q3 2011
– Maintained consistent investment strategy without sacrificing risk for return
– Opportunistic capital raises have increased core earnings with little dilution

Performance Trends
$0.36
$0.28
$0.15
2.90%
2.69%
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
$0.45
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
Q4
10
Q1
11
Q2
11
Q3
11
Q4
11
Q1
12
1%
2%
3%
4%
5%
Diluted EPS (LHS) Dividends (LHS) G&A % of equity (RHS)
$294 million in equity capital
raised since December 2010
$0.35 -$0.37**
*
See Footnotes “*” and “**” on Slide 6
4.59%

Summary of Results
$0.28
$0.25
$0.27
$0.27 $0.27
$0.27
$0.35-$0.37
$0.34
$0.32
$0.31
$0.40
$0.33
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2011
Dividend per Share EPS*
Dividends and Earnings Per Share*
$9.18-$9.22**
$9.80
$9.64
$9.51
$9.59
$9.15
$8.00
$8.20
$8.40
$8.60
$8.80
$9.00
$9.20
$9.40
$9.60
$9.80
$10.00
Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2011
Book Value Per Share
2.43%
2.45%
2.68%
3.07%
2.98%
2.53%-2.59%**
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2011
15.3%-16.2%**
13.61%
16.17%
13.20%
14.10%
13.70%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2011
Net Interest Spread
Return on Average Equity*
** *
*
*As presented on this slide, Q3-2011 earnings per share and return on average equity exclude the impact of certain items (EPS Ex-Items).  EPS Ex-Items for Q3-2011 excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011.  Reported diluted EPS for Q3-2011 was $0.04.
**Year end 2011 projected range

Investment Portfolio Review
• Our portfolio is constructed to perform well despite volatile markets as we have focused on high credit quality short duration assets.
• We continue to maintain a selective approach to adding assets to help minimize prepayment risk.
• We allocated our prior two capital raises between agency and non-
agency securities backed by both residential and commercial loans.
• As spreads widened in 2011 we rotated our marginal investments into the
CMBS sector with our main focus on the multi-family marketplace.
• There is a great opportunity to grow this strategy further as CMBS spreads continue to be attractive and agency securities offer mid-teens returns.
• We have confidence in our risk profile as we have steadily generated double-digit returns without extending far out of the risk spectrum.
• The DX portfolio has weathered multiple market challenges since 2008 including high volatility, lower interest rates, and a faster prepayment environment, the FN/FH buyouts of 2010, wider non-agency securities spreads.

Portfolio Comparisons
(as of Q3 2011 except where indicated)
100% 100% 100% 100% 100% 100% 100%
51%
64%
71%
81%
80%
96%
4%
20%
19%
29%
49%
36%
NLY
Q3
AGNC
Q3
HTS
Q3
CYS
Q3
CMO
Q4
ANH
Q3
ARR
Q3
CIM
Q3
MFA
Q3
    IVR
Q3
TWO
Q3
  DX
Q3
MTGE
Q3
Agency Non-Agency
Agency Hybrid
Source: J.P. Morgan (describing figures as based on company filings, press releases and presentations)

DX Portfolio Detail
(as of September 30, 2011)
Non-Agency
CMBS/Loans
18
%
Non-Agency
RMBS/Loans
2%
Agency RMBS
66%
Agency CMBS
14%
CMBS
32%
RMBS
68%
Agency/Non-Agency Breakdown
Residential/Commercial Breakdown

10 OUR GOAL IS TO LIMIT CREDIT, INTEREST RATE, PREPAYMENT, AND EXTENSION RISK IN OUR INVESTMENT PORTFOLIO

High Credit Quality Portfolio
A
3%
Below A
3%
AA
4%
AAA
90%
As of September 30, 2011 As of June 30, 2011
*Agency securities are considered AAA rated as of the dates presented
A
3%
Below A
2%
AA
1%
AAA
94%

Interest Rate Risk Comparisons
Change in Value from Change in Rates
Portfolio Value
(2)
Equity Value (3)
Ticker +50 +75 +100 +75 +100
AGENCY MBS
NLY 6.3 -1.80% -2.50% -15.8%
ANH 7.0 -1.0% -7.0%
HTS 7.9 -0.35% -1.45% -11.5%
AGNC 7.6 -0.2% -0.8% -6.08%
CYS 8.1 -2.14% -3.25% -26.3%
ARR 9.5 -0.79% -1.74% -16.5%
DIVERSIFIED MBS
DX 6.1 -0.50% -1.20% -7.3%
IVR 5.3 -0.23% -0.73% -6.6%
MFA 2.9 -0.16% -0.44% -3.5%
TWO 3.8 -0.20% -0.30% -2.3%
CIM 1.8 -2.50% -3.79% -6.8%
(1)  As disclosed in each company’s 10-Q for quarter ended September 30, 2011. Ratios are dependent on each company’s method of calculation.
(2)  As of September 30, 2011, as disclosed in each company’s 10-Q for quarter ended September 30, 2011.  Percentages are dependent on each company’s assumptions, as disclosed in their 10-Qs.
(3) )
Figure shown for TWO is disclosed in 10-Q for quarter ended September 30, 2011. All others equal estimated percentage decrease for the +75/+100 scenarios multiplied by estimated company leverage, and are meant to show the potential change in equity value for the corresponding change in rates.
Estimated
Company
Leverage (1)

Extension Risk
(as of September 30, 2011)
0
2
4
6
8
10
12
14
16
FN 30 year FNCI 15 year 5/1 ARM
15 CPR/CPB
2 CPR/CPB
Average
Life
(years)
Price Coupon WAC Speed Average Life Average Life Extension
FN 30yr $103-10 4.00% 4.43% 15 CPR
2 CPR
5.41 years
14.78 years
~9 years
FNCI 15yr $103-10 3.50% 3.80% 15 CPR
2 CPR
4.01 years
6.98 years
~3 years
5/1 ARM $103-2 2.75% 3.16% 15 CPB
2 CPB
3.35 years
4.57 years
~1 year

Portfolio Snapshot
(as of September 30, 2011, unless indicated)
$0
$50,000
$100,000
$150,000
$200,000
$250,000
prior to 2000 2000-2005 2006-2008 2009 or
newer
Prepayment Performance
through December 31. 2011
Dollar Premium Prepayment Exposure
0%
2%
12%
14%
17%
22%
32%
0%
5%
10%
15%
20%
25%
30%
35%
<15 16-40 41-60 61-84 85-120 120-125 125-360
Post/near
reset*
8%
Selected
specified
pools
41%
Explicit
prepayment
protection
51%
21.5%
21.2%
21.5%
17.5%
17.9%
17.6%
17.8%
14.6%
28%
28% 28% 28%
14%
16%
18%
20%
22%
24%
26%
28%
30%
1 mo 3 mo 6 mo 1 year
Agency MBS Total portfolio Future modeled Agency MBS
Non-Agency CMBS Vintage Portfolio
by year of origination
Portfolio Maturity/Reset Distribution

Trading Comparables
14.10%
14.9%
4.1%
12.2%
16.1% 16.4%
13.4%
3.40%
Dividend Yield Excess return
Debt to equity (x)
Dividend Yields
CIM MFA IVR TWO DX MTGE Agency
REITS
Mean
1.8x
3.4x
6.5x
5.6x
6.0x
7.7x 7.7x
Source: J.P. Morgan (describing figures as based on SNL Financial, FactSet and company filings).  Prices per share for dividend yield as of
February 3, 2012; all other data as per most recent publicly available GAAP results
For DX only, Excess Return
represents earnings retained and
not paid in a dividend

16 Insider Ownership Comparison 7.10% 0.75% 0.53% 0.21% 0.11% DX MFA TWO CIM IVR Source: Bloomberg

Potential Investment Returns
(as of February 7, 2012)
Investment
Range of
prices
Range of
yields
Range of net
spread to
funding
Range of
ROEs
Agency RMBS 103-108 2.0%- 2.8% 1.5%-2.3% 12%-19%
Agency CMBS 103-115 2.9%-3.4% 1.3%-1.9% 14%-18%
Non-Agency ‘A’ –’AAA’
RMBS 85-104 3.0%-8.5% 1.5%-4.0% 12%-20%
Non-Agency ‘A’-
‘AAA’ CMBS 88-109 4.5%-6.0% 2.2%-3.9% 15%-19%
The above portfolio is for illustrative purposes only, does not represent actual or expected performance and should not be relied upon for any investment decision. The range of returns on equity is based on certain assumptions, including assumptions relating to asset allocation percentages and spreads where mortgage assets can be acquired versus a current cost of funds to finance acquisitions of those assets. Rates used represent a range of asset yields and funding costs based on data available as of the date referenced above. Any change in the assumed yields, funding costs or assumed leverage could materially alter the company’s returns. There can be no assurance that asset yields or funding costs will remain at current levels. For a discussion of risks that may affect our ability to implement strategy and other factors which may affect our potential returns, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended
December 31, 2010 and our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2011 and September 30, 2011.

Why Dynex
6.94%
0.75%
0.53%
0.11%
0.21%
DX MFA TWO IVR CIM
High Insider Ownership
CIM MFA IVR TWO DX MTGE Agency
REITS
Mean
Low Debt-to-Equity
(1)
A
3%
Below A
3%
AA
4%
AAA
90%
High Credit Quality Portfolio
14.10%
14.9%
4.1%
12.2%
16.1%
16.4%
13.4%
3.40%
CIM MFA IVR TWO DX MTGE Agency
REITS
Mean
Dividend Yield ROE
Competitive Returns
(1)
1.8x
3.4x
6.5x
5.6x
6.0x
7.7x 7.7x
(1)   Source for non DX Info: J.P. Morgan (SNL Financial, FactSet, Company filings), Market data as of February 3, 2012. Financial data as per most recent available GAAP results
Source: Bloomberg
As of September 30,2011

19 19
Why Dynex
Excellent long term investment strategy driving solid performance record
Short-duration, high credit quality portfolio constructed to reduce exposure to interest rate, prepayment, extension and credit risk
Balance sheet positioned to perform through volatile market environments
Experienced management with a track record of disciplined capital deployment through multiple economic cycles
Alignment of interests with shareholders due to owner-operator structure
Complementary investment opportunities exist with attractive return profiles consistent with our investment philosophy
Opportunistic capital raises have increased shareholder value

20 APPENDIX

21 21
Management Team
•Thomas
B. Akin – Chairman and Chief Executive Officer
–
33 years of experience in the industry and 8 years at Dynex
– Chairman since 2003 and CEO since 2008
– Managing Member of Talkot Capital, LLC
– 16 years at Merrill Lynch and Salomon Brothers
•Byron
L. Boston – Chief Investment Officer
–
28 years of experience in the industry with 4 years as CIO at Dynex
– 13 years managing levered multi-product portfolios at Freddie Mac and Sunset Financial Resources
– 11 years trading MBS on Wall Street
– 3 years Senior Corporate Lending Officer at Chemical Bank
•Stephen
J. Benedetti – Chief Financial Officer and Chief Operating Officer
–
22 years of experience in the industry
– Employed at Dynex for 17 years in various treasury, risk management and financial reporting roles
– Managed Dynex from 2002 – 2007
– Began career at Deloitte & Touche
•Portfolio Management Team
–
5 member team with a collective 65 years of industry experience with broad and deep skill sets in both agency and non-agency investment strategies
Experienced team of professionals with a combined 83 years of experience managing mortgage REITs and mortgage portfolios

Capital Allocation
(as of September 30, 2011)
(1)  Associated financing for investments includes repurchase agreements, securitization financing issued to third parties and TALF financing (the latter two of which are presented on the Company’s balance sheet as “non-recourse collateralized financing”). Associated financing for hedging instruments represents the fair value of the interest rate swap agreements in a liability position.
($ in millions)
Asset Carrying
Basis
Associated
Financing
(1)
/
Liability
Carrying Basis
Allocated
Shareholders'
Equity
Leverage
Target Notes
• $1,337.3 mm in Hybrid Agency ARMs
   - Weighted average months-to-reset of 40 months
• $358.7 mm in Agency ARMs
   - Weighted average months-to-reset of 8 months
Agency CMBS 355.9 (251.3) 104.6 8x • Fixed rate agency CMBS
• Voluntary prepayment protected
• 3Q 2011 weighted average annualized yield of 6.58%
• ~33% “AAA” and “AA” rated
• 3Q 2011 weighted average annualized yield of 6.03%
• ~74% “AAA” and “AA” rated
• Loans pledged to support repayment of securitization
  bonds issued by the Company
• Originated in the 1990’s
• Unsecuritized single family and commercial mortgage
  loans
Derivative
Instruments
- (28.8) (28.8) -
• Consists of interest rate swaps
Total $2,595.4 ($2,240.3) $355.1 5 - 7x • 6.1x actual leverage
- 1.0 -
(84.9) 33.8 2 - 3x
(322.8) 67.9 3 - 5x
$173.7 7 - 9x
2.9 4 - 5x
Agency RMBS
Non-Agency
RMBS
($1,542.5)
(10.0)
$1,716.2
12.9
118.7
1.0
Non-Agency
CMBS
Securitized
mortgage loans
Other investments
390.7

23 23
Selected Financial Highlights
(as of and for the quarter ended)
Financial Highlights:
($000 except per share amounts)
Sept 30, 2011 Jun 30, 2011 Mar 31, 2011 Dec 31, 2010 Sept 30, 2010
Total Investments 2,595,574 $                  2,591,097 $      2,279,610 $      1,614,126 $         1,064,546 $
Total Assets 2,633,686 2,656,703 2,359,816 1,649,584 1,091,835
Total Liabilities 2,264,152 2,269,843 1,976,323 1,357,227 866,361
Total Equity 369,534 386,860 383,493 292,357 225,474
Interest Income 21,143 21,065 17,465 14,281 11,734
Interest Expense 6,583 6,032 4,734 3,385 3,333
Net Interest Income 14,560 15,033 12,731 10,896 8,401
General and Administrative Expenses 2,335 2,255 2,118 2,911 1,971
Net income 1,532 $                          13,594 $            10,280 $            9,646 $                  7,022 $
Diluted EPS 0.04* 0.34 $                0.31 $                0.40 $                     0.33 $
Dividends declared per common share 0.27 0.27
0.27 0.27 0.25
$
Book Value per share
9.15
9.59
9.51
9.64 9.80
* Diluted EPS Ex-Items was $0.32. EPS Ex-Items, or Dynex’s earnings per share excluding certain items, excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. See the Company’s press release issued November 1, 2011 for further discussion.

24 24
Key Prepayment Metrics
for Selected Agency RMBS Specified Pools
$269.0
$292.0
$297.0
$225.0
$250.0
$275.0
$300.0
DX All ARMs 5/1 ARMs
Average Loan Size
41.0%
58.0%
61.0%
25.0%
35.0%
45.0%
55.0%
65.0%
DX All ARMs 5/1 ARMs
Third Party Originated
18.0%
15.0%
14.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
DX All ARMs 5/1 ARMs
67.0%
48.0%
45.0%
0%
10%
20%
30%
40%
50%
60%
70%
DX All ARMs 5/1 ARMs
Investor Property
Interest Only Loans
Source for Non-DX Metrics : J.P. Morgan
($ in thousands)
(as of September 30, 2011)